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                      SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934

               Date of Report (Date of earliest event reported):

                               December 17, 1998


                        HERITAGE FINANCIAL CORPORATION
                    --------------------------------------
            (Exact name of registrant as specified in its charter)


         WASHINGTON                0-29480                91-1857900
----------------------------     ------------    -------------------------------
(State or other jurisdiction     (Commission     IRS Employer Identification No.
      of incorporation)          File Number)


               205 Fifth Avenue S.W.
                    Olympia WA                      98501
     -----------------------------------------    ----------
     (Address of principal executive officers:    (Zip Code)


       Registrant's telephone number, including area code: (360) 943-1500
                                                           --------------


ITEM 5 - OTHER EVENTS

On December 17, 1998, Heritage Financial Corporation ("Heritage") and Harbor Bancorp, Inc. ("Harbor") jointly announced that they had mutually terminated their plans to merge and executed a termination agreement in that regard. A copy of the news release regarding the termination of Heritage's and Harbor's merger plans is attached.
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ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

     (a)  Financial statements -- not applicable

     (b)  Pro forma financial information -- not applicable

     (c)  Exhibits:

          99  News Release issued by Heritage, dated December 17, 1998



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: December 30, 1998

                            HERITAGE FINANCIAL CORPORATION


                            By:  /s/ Donald V. Rhodes
                                 -----------------------------------------------
                                 Donald V. Rhodes
                                 Chairman, President and Chief Executive Officer